SUPPLEMENT TO
CALVERT FUND OF FUNDS PROSPECTUS

Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Prospectus dated January 31, 2006
Date of Supplement: September 27, 2006

(I) Market Timing and Redemption Fee Policies As Applied to Omnibus Accounts

The Board of Trustees of each Fund has authorized Fund management (i) to approve the market timing and redemption fee policies of any financial intermediary that distributes shares of any Fund through an omnibus account if such policies are reasonably designed to detect and prevent market timing transactions and (ii) to exempt from Calvert's market timing, redemption fee and redemption fee waiver policies any Fund shares held through a financial intermediary having market timing and redemption fee policies that have been approved by Fund management pursuant to policies adopted by the Board of Trustees.

The last bullet point in the second paragraph and the third paragraph under "How to Sell Shares -- Redemption Fee" on page 37 are deleted and restated as follows:

    Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are approved by Fund management pursuant to policies adopted by the Fund's Board of Trustees. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

Calvert seeks to identify intermediaries that maintain omnibus accounts and to enter into agreements that require those intermediaries to assess any applicable redemption fee on underlying shareholder accounts. Calvert relies on those intermediaries to properly assess any applicable redemption fee. There are no assurances that Calvert will be successful in identifying all intermediaries that maintain omnibus accounts or that those intermediaries will properly assess any applicable redemption fee.

The third paragraph under "Other Calvert Features / Policies -- Market Timing Policy" on pages 39 and 40 is deleted and restated as follows:

As stated under "How to Sell Shares" in this prospectus, an omnibus account is exempt from the redemption fee if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are approved by Fund management pursuant to policies adopted by the Fund's Board of Trustees. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

(II) The Use of Exchange-Traded Funds for Hedging Purposes

The following text is inserted as the second paragraph under "Investment Selection Process of the Underlying Funds -- Socially Responsible Investment Criteria" on page 62:

Each fund may invest in Exchange Traded Funds ("ETFs") for the limited purpose of hedging the fund's cash position back to the fund's applicable benchmark. The ETFs in which a fund invests will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by that fund. In addition, the ETFs in which a fund invests may hold securities of companies or entities that that fund could not invest in directly because such companies or entities do not meet the fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social objective by investing in individual companies, but rather to help the fund meet its investment objective by obtaining market exposure to the fund's applicable benchmark while enabling it to manage its need for periodic liquidity.

(III) Criteria for Investment in Companies that Manufacture Weapons

The eighth bullet point under "Investment Selection Process of the Underlying Funds -- Socially Responsible Investment Criteria -- The funds seek to avoid investing in companies that:" on page 63 is deleted and restated as follows:

  Are significantly involved in the design, manufacture, sales, or distribution of weapons.

The sixth bullet point under "Investment Selection Process of the Underlying Funds -- Socially Responsible Investment Criteria -- CWVF World Values International Equity -- CWVF International Equity seeks to avoid investing in companies that:" on page 65 is deleted and restated as follows:

  Are significantly involved in the design, manufacture, sales, or distribution of weapons.